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                              Mi2A AMENDMENT TO THE
                         INTERCONNECTION AGREEMENT UNDER
                SECTION 271 OF THE TELECOMMUNICATIONS ACT OF 1996


     This Mi2A Amendment to the Interconnection Agreement under Section 271 of the Telecommunications Act of 1996 (the "Amendment") is dated as of May 15, 2001, by and between Ameritech Michigan ("Ameritech") and Talk.com Holding, Corp., with its principal offices at 12020 Sunrise Valley Drive, Suite 250, Reston, Virginia 20191 ("CLEC").

     WHEREAS, Ameritech and CLEC are parties to that certain Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996 dated as of May 15, 2001 (the "Agreement");

     WHEREAS, Ameritech has participated in a collaborative process with the Michigan Public Service Commission (the "Commission") and numerous competitive telecommunications carriers as part of the process for Ameritech to obtain in-region interLATA authority in Michigan, consistent with the procedures established in Case No. U-12320;

     WHEREAS, incumbent Local Exchange Carriers, pursuant to 47 U.S.C. 51.315(b), are required to make available existing combinations of Unbundled Network Elements ("UNEs");

     WHEREAS, on July 18, 2000, the Eighth Circuit in Iowa Util. Bd. v. FCC, 219 F.3d 744 (8th Cir. 2000), cert. granted 121 S.Ct 877-79 (2001), reaffirmed its prior ruling in Iowa Util. Bd.v. FCC, 120 F.3d 753 (8th Cir. 1997), vacating rules 51.315(c)-(f), which required incumbent LECs to perform the functions necessary to combine unbundled network elements in any manner, i.e., "new" combinations;

     WHEREAS, the parties may have different interpretations regarding the effect of the Eighth Circuit's decision and, consistent with Section 6.0 of this Amendment, neither party by signing this amendment waives its rights to appeal such decision or its rights in arbitration before this Commission regarding the definition of new and existing combinations contained herein;

     WHEREAS, Ameritech offered as part of such collaborative process to make modifications to existing and new Agreements to make available certain "new" combinations of UNEs, which revised offer was reviewed by the Commission in Case No. U-12320 in an Order dated January 4, 2001 and in an Order on Rehearing dated March 19, 2001; and

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     WHEREAS,  based  on  the  foregoing,  the  Parties  are  entering into this
Amendment to incorporate into the Agreement terms and conditions that address the availability of both existing and new combinations of UNEs.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows.

1.0  INTRODUCTION
     ------------

1.1
This Amendment sets forth the terms, conditions, rates and charges under which Ameritech agreed to provide, as part of the Section 271 collaborative process in Michigan, existing and new combinations of UNEs ("Combinations") in order to facilitate its in-region interLATA approval.

1.2
Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Agreement.

1.3
Except as provided in this Amendment, during the term of this Amendment, Ameritech will not discontinue, as to CLEC, any Combination offered to CLEC hereunder. This Section is not intended to impair Ameritech's ability to make changes to its Network, so long as such changes are not inconsistent with applicable law and do not result in the discontinuance of the offerings of Combinations by Ameritech to CLEC as set forth herein during the term of this Amendment.

1.4
This Amendment includes and incorporates herein the Agreement, and all accompanying and effective Appendices, Addenda and Exhibits to the Agreement. To the extent there is a conflict or inconsistency between the terms, conditions or prices in this Amendment, including the attached Appendix entitled, Pricing, 271-Existing and New Combinations, dated March 29, 2001, (hereinafter referred to as "Pricing Appendix-Combinations") and those contained in the Agreement, and all accompanying effective Appendices, Addenda and Exhibits to the Agreement, the terms, conditions and prices in this Amendment, including the attached Pricing Appendix-Combinations, will control and apply.

2.0  AMENDMENT  TO  THE  AGREEMENT

On and after the Effective Date of this Amendment, as defined in Section 3.0 below, the Agreement is hereby amended by adding the following:

2.1  UNE  COMBINATION  PROVISIONS

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     2.1.1
     Except as modified below in Sections 2.2.5, 2.2.6 and 2.3, Ameritech agrees to make the network elements Combinations set forth in this Amendment available to CLEC for the term of this Amendment, as defined in Section 4.0 below, on the terms and at the prices provided in this Amendment.

     2.1.2
     As  provided  herein,  Ameritech  will  make  available  the  following
     Combinations: i) preexisting or already assembled combinations of unbundled local loops, unbundled local switching ports and shared transport, known as pre-existing UNE Platform or UNE-P; ii) new or newly assembled combinations of certain unbundled local loops, unbundled Local switching ports and shared transport, known as New UNE-P; and iii) certain pre-existing and new or newly assembled combinations of unbundled local loops and dedicated interoffice transport, known as Enhanced Extended Loop or EELs. As provided in Section 2.2.3.4 below, these Combinations are in addition to the CLEC's ability to obtain access to unbundled network elements in a manner that enables the CLEC to combine such elements to provide telecommunications services.

     2.1.3
     The definitions, terms and conditions related to Unbundled Local Loops, Unbundled Local Switching with Shared Transport ("ULS-ST") and Unbundled Dedicated Transport Facilities described in the Agreement shall continue to apply as long as provided as part of a Combination. If the Agreement does not contain terms and conditions for ULS-ST, the Agreement will be amended to be consistent with the terms and conditions in M.P.S.C. No. 20R, Part 19, Section 21.

     2.1.4
     All rates and charges related to Unbundled Local Loops, Unbundled Local Switching with Shared Transport, and Unbundled Dedicated Transport Facilities contained in the Agreement shall continue to apply as long as provided as part of a Combination. If the Agreement does not contain rates and charges for ULS-ST, the Agreement will be amended to be consistent with the rates and charges in M.P.S.C. No 20R, Part 19, Section 21 consistent with Orders arising from Case No. U-12622, including, but not limited to any appeals, and subject to the change of law provisions of the general terms and conditions of this Agreement.

2.2  PRE-EXISTING  AND  NEW  UNE-P

     2.2.1  PRODUCT  OFFERING

          2.2.1.1
          Ameritech will, except as provided elsewhere in this Section 2.2, provide combinations of network elements to CLEC consistent with Ameritech's obligations in this Amendment at the applicable charges set forth in this Amendment and Pricing Appendix- Combinations. For preexisting or already assembled Combinations, where no work is required by Ameritech in order to establish connections between the requested elements


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          at  the  central  office,  an  outside plant location, or the customer premises, Ameritech will apply the non-recurring and recurring charges applicable to the elements included in the combination, and the applicable service order charges as specified in the attached Pricing Appendix-Combinations. Such combinations may be referred to elsewhere in this Amendment as "pre-existing" or "already assembled" Combinations and include all orders included within the definition of "Contiguous Interconnection of Network Elements" in sections 2.2.1.2 and 2.2.1.3, below.

          For new assemblies of UNE combinations that are not within the above-referenced definition of "Contiguous Interconnection of Network Elements" and that require manual work by Ameritech in order to establish connections between the requested elements at the central office, an outside plant location, or the customer premises, the applicable recurring and nonrecurring charges and service order charges will apply as specified in the Pricing Appendix-Combinations. Such combinations may be referred to elsewhere in this Agreement as "new" or "newly assembled" combinations. There are three New UNE-P combinations offered under this Amendment. CLECs may request that Ameritech combine the following unbundled loop and port combinations in conjunction with shared transport for the New UNE-P:

               -  2-Wire  Basic  Analog  Loop  combined  with  Basic  Line  Port
               - 2-Wire 160 kbps (ISDN-BRI) Digital Loop combined with ISDN Direct Port
               -  4-Wire  Digital  Loop  combined  with  Digital  Trunk  Port.

          2.2.1.2
          When CLEC orders Unbundled Network Elements or Combinations that are pre-existing or already assembled, interconnected or functional, such Elements and Combinations will remain interconnected or functional without any disconnection and without loss of feature capability and without loss of associated Ancillary Functions, if applicable. These will be known as Contiguous Interconnection of Network Elements. The charge for such pre-existing Combination shall be the sum of the recurring charges applicable to the elements included in the Combination, and the applicable service order charges as specified in this Amendment and the Pricing Appendix-Combinations.

          2.2.1.3
          "Contiguous Interconnection of Network Elements" includes, without limitation, the situation when CLEC orders all the Ameritech Unbundled Network Elements required either (1) to convert an Ameritech end-user customer, another CLEC pre-existing UNEP end-user customer, or a CLEC resale end-user customer to a pre-existing UNE-P, or (2) to activate a pre-existing combination of Unbundled Network Elements to provision a UNE-P for such requesting CLEC (a) without any change in features or functionality that was being provided by Ameritech (or by CLEC on a resale basis) at the time of the order, or (b) with only the change needed to route the customer's operator service and directory assistance ("OS/DA") calls to the CLEC OS/DA platform via customized routing, and/or (c) with only changes needed in order to change a local switching feature, e.g., call waiting, and/or (d) with only work or changes needed to activate the pre-existing


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          combination  of Unbundled Network Elements to provision a UNE-P. (This
          2.2.1.3(b) section only applies to orders involving customized routing after customized routing has been established to an CLEC OS/DA platform from the relevant Ameritech local switch, including CLEC's payment of all applicable charges to establish that routing.) There will be no interruption of service to the end-user customer in connection with orders covered by this section, except for processing time that is technically necessary to execute the appropriate recent change order in the Ameritech local switch. Ameritech will treat recent change orders necessary to provision CLEC orders under this section at parity with recent change orders executed to serve Ameritech end-user customers, in terms of scheduling necessary service interruptions so as to minimize inconvenience to end-user customers.


     2.2.2  GENERAL  TERMS  RELATED  TO  UNE-P  COMBINATION

          2.2.2.1
          The unbundled network elements provided in this Amendment are exclusively for use by CLEC, as a "telecommunications carrier" in providing "telecommunication services." Ameritech will provide sufficient unbundled network element capacity to meet CLEC's network unbundling needs where technically feasible and in compliance with applicable law. Where insufficient capacity exists to meet the requesting CLEC's technically feasible network unbundling needs, CLEC may request that additional capacity be added via the "Bona Fide Request" or Facility Modification and Construction Process, whichever is applicable.

          2.2.2.2
          Pre-Existing and newly assembled UNE-P shall only be provided to CLEC for use in the provision of telecommunications services as specified, and to the extent required by and subject to the Telecommunications Act of 1996, Pub. L. No. 104-104, 110 Stat. 56 (1996) ("the Act"), the
          rules, regulations, and orders of the Federal Communications Commission ("FCC") and the Commission, and any other applicable law.

          2.2.2.3
          The following representations and commitments apply to pre-existing and newly assembled UNE-P Combinations provided under this Amendment:

               - Collocation, as defined in the Agreement, is not required for access to existing or new UNE-P.

               - Ameritech will offer to provide its OS/DA at tariff or, if applicable, just and reasonable market based rates negotiated between Ameritech and CLEC, for use by CLEC with existing or new UNE-P.

               - Branding of CLEC's OS/DA traffic routed to Ameritech's OS/DA platform(s) shall be provided, upon request, using Service Provider Identification (SPID).

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               -  Non-Telecommunications Services shall not be included with the provision of existing or new UNE-P. This includes, but is not limited to, voice mail, inside wire maintenance, customer premises equipment and calling card services. Notwithstanding, effective as of March 1, 2001, Ameritech makes available an optional and separate voicemail arrangement for existing or new UNE-P, at marketbased prices, pursuant to a separate non-telecommunications service agreement, outside the scope of sections 251, 252 or 271 of the 1996 Act.

               - CLEC agrees that it has elected to obtain the Combinations offered under this Amendment, on the terms, conditions and prices contained herein. CLEC also expressly waives its rights to obtain any of the same Combinations from any applicable Ameritech tariff offering during the term of this Amendment, and agrees that during such time this Amendment will be the exclusive means of obtaining Combinations from Ameritech.

          2.2.2.4
          The features, functions, and capabilities for unbundled local switching with shared transport provided as part of pre-existing and new UNE-P will be provided as set forth in the Agreement (which will be amended to be consistent with Section 21, Unbundled Local Switching with Shared Transport). Ameritech will be responsible for the engineering, provisioning, and maintenance and repair of the underlying equipment and facilities that are used to provide ULS-ST.


     2.2.3  ORDERING  AND  PROVISIONING

          2.2.3.1
          Ameritech will provide CLEC with electronic access for pre-ordering capabilities and service order requests for pre-existing and new UNE-P. Application of service order types and applicable rates are addressed in the attached Pricing Appendix-Combinations.

          2.2.3.2
          Ameritech shall provide nondiscriminatory access to operations support systems on an unbundled basis to CLEC for the provision of a telecommunications service. Operations support system functions consist of pre-ordering, ordering, provisioning, maintenance and repair, and billing functions supported by Ameritech's databases and information. Ameritech, as part of its duty to provide access to the pre-ordering function, provides requesting telecommunications carriers with nondiscriminatory access to the same detailed information about the loop that is available to itself.

          2.2.3.3
          The service installation for each specific pre-existing and new UNE-P combination is provided at parity with the comparable retail service.

          2.2.3.4
          Ameritech will provide CLEC access to the Unbundled Network Elements provided for in this Amendment, including combinations of Network Elements, without restriction

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          except  as  provided in this Amendment. CLEC is not required to own or control any of its own local exchange facilities before it can purchase or use Unbundled Network Elements to provide a telecommunications service under this Amendment. Ameritech will allow CLEC to order each Network Element individually or in combination with any other Network Elements, pursuant to the Agreement, in order to permit CLEC to combine such Network Elements with other Network Elements obtained from Ameritech or with network components provided by itself or by third parties to provide telecommunications services to its customers, provided that such combination is technically feasible and would not impair the ability of other carriers to obtain access to other unbundled network elements or to interconnect with Ameritech's network. Any request by CLEC for Ameritech to provide a type of connection between Network Elements that is not currently being utilized in the Ameritech network and is not otherwise provided for under this Agreement will be made in accordance with the Bona Fide Request process described in the Agreement.

          2.2.3.5
          When CLEC orders specific Unbundled Network Elements in combination, Ameritech will provide the requested elements with all the functionality, and with at least the same quality of performance and operations systems support (ordering, provisioning, maintenance, billing and recording) that Ameritech provides through its own network to its local exchange service customers receiving equivalent service using the same combination. For example, pre-existing and new UNE-P ordered by CLEC for local exchange service will include, without limitation, MLT testing, real time due date assignment, dispatch scheduling, service turn-up without interruption of customer service, and speed and quality of maintenance, at parity with Ameritech's delivery of service to its local exchange service customers served through equivalent Ameritech loop and switch ports. Network element combinations provided to CLEC by Ameritech will meet all performance criteria and measurements that Ameritech achieves when providing equivalent end user service to its local exchange service customers.

          2.2.3.6
          CLEC may request Ameritech to disconnect and reconnect local exchange service on designated line(s) for which CLEC provides residential service via UNE-P. Disconnection and reconnection of CLEC's basic residential end users will be handled in a manner that enables CLEC to comply with Rules 85 and 86, subject to the CLEC's compliance with the notice and timing provisions in Rules 84 and 85, in Billing Standards for Basic Residential Telecommunications Service, as ordered by the Commission.

          2.2.3.7
          Technical References for the unbundled network elements comprising Existing UNE-P can be found in the Agreement or in M.P.S.C. No. 20R,
          Part 19, Section 21, Unbundled Local Switching with Shared Transport .

     2.2.4  UNE-P  PRICING  PROVISIONS

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          2.2.4.1  Existing  UNE-P  Combinations
          All nonrecurring and recurring charges as specified in the attached Pricing Appendix- Combinations for "existing" UNE-P apply to existing UNE-P for the particular elements that comprise the Combination.

          2.2.4.2  New  UNE-P  Combinations
          All recurring and nonrecurring charges as specified in the attached Pricing Appendix- Combinations for "new" UNE-P apply to New UNE-P for the particular elements requested as part of the Combination.

     2.2.5  FOR  SERVICE  TO  BUSINESS  CUSTOMERS

     Until March 28, 2003, which is a period of two years after the Commission's Order in Case No. U-12320 approving the general terms of this Amendment as described in Section 3.1 became effective, Ameritech will provide to CLEC the existing UNE-P and new UNE-P combinations as provided in this Amendment during the Term of this Amendment without change notwithstanding subsequent changes in law. Provided, however, that if a subsequent final and nonappealable judicial decision or FCC order modifies the obligations of incumbent LECs regarding combinations of network elements, including but not limited to the precise demarcation point between new and existing combinations, the parties reserve their rights to seek an appropriate modification of this Amendment and shall negotiate in good faith an appropriate modification to conform this Amendment to such decision or order, subject to resolution by the Commission if the parties are unable to reach agreement. For purposes of this Section, Business Customers shall be defined as described in M.P.S.C. No. 20R, Part 2, Section 2 "Location and Use of Telephone Service." Beginning on the date that is two years after such Commission approval, the modifications set forth in paragraphs 2.2.5.1 and following may be adopted by Ameritech:

          2.2.5.1
          If the FCC or the Commission determines after this Amendment is executed by the Parties or has determined before this Amendment is executed by the Parties that a certain network element need not be provided under Section 251(c)(3) of the FTA, either statewide or in a particular location or locations, Ameritech may set the price of such network element(s) at a market level for the applicable areas. Ameritech will provide 60 days' notice (in accordance with the Notice provision in the General Terms and Conditions of this Agreement) to CLEC that the FCC or the Commission has made such a determination. Ameritech will include in the notice the specifics of any pricing changes and the implementation dates for the pricing changes applicable to CLEC. Existing nonrecurring prices will apply to any UNEs for which orders are received prior to midnight on the day preceding the date specified for the pricing change. Application of the market level nonrecurring prices will apply beginning at 12:01 a.m. on the date specified for implementation. Application of the market level recurring charges will apply beginning at 12:01 a.m. on the date specified for implementation without regard to the time or date the orders were received by Ameritech. A market price set by Ameritech


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          pursuant  to this paragraph will not be subject to review, approval or disapproval  by  the  Commission.

          2.2.5.2
          If the FCC or a court modifies or has modified the TELRIC methodology applicable to unbundled network elements, Ameritech and CLEC may renegotiate the applicable prices for unbundled network elements provided pursuant to Section 251(c)(3) of Title 47, United States Code. If the Parties are unable to reach agreement on applicable prices within 135 days of the request by either Party for such negotiations, either Party may submit remaining disputes to the Commission for arbitration. The scope of renegotiation and arbitration of prices under this section will be limited to the scope of the FCC or court modification of the TELRIC methodology to the extent that such methodology was relied upon in setting the unbundled network element rates in this Amendment, and further limited to the impact that the modification of the TELRIC methodology would have had if it had been in effect at the time the UNE prices applicable to this Amendment were established. Pending the establishment of any modified prices by Commission arbitration award or Commission approval of negotiated modifications, the prices set forth in this Amendment will apply, but will be subject to true-up back to the end of the two year period described above in 2.2.5 at the request of either party and subject to the approval of the Commission.

          2.2.5.3
          In those Ameritech central offices where there are four (4) or more CLECs collocated for which Ameritech has provided UNEs, Ameritech may elect to not combine UNEs that are not already combined in that central office, i.e., "new" combinations as defined in section
          2.2.1.1. In that event, Ameritech will request that CLEC provide a one
          (1) year forecast of its expected demand for UNEs in that central office that CLEC will combine outside of its existing or planned collocation arrangements. Within sixty (60) days of receipt of CLEC's forecast, Ameritech will construct a secured frame room in the central office or, if space is not available, external cross connect cabinet until space becomes available in the central office at no additional cost to CLEC where CLEC may combine UNEs. If CLEC submits such a forecast, Ameritech will continue to combine UNEs until the secured frame room or external cross connect cabinet is made available to CLEC. However, if at any time after a secured frame room or external cross connect cabinet is made available, Ameritech is unable to meet CLEC's forecasted demand for UNEs to be combined through use of these arrangements due to a lack of capacity, Ameritech will resume combining UNEs for CLEC on new combination orders until capacity can be provided. If CLEC fails to submit such a forecast, Ameritech will no longer combine UNEs that are not already combined. CLEC can access the secured frame or the external cross-connect cabinet without having to collocate.

               2.2.5.3.1
               When a CLEC orders elements for combining at the secured frame or cabinet, Ameritech will cross-connect those elements to the frame or cabinet at no additional charge to the CLEC, beyond the recurring and non-recurring charges provided for the elements themselves under this Amendment (e.g., for a loop and port combination,


                                                                  Mi2A Amendment
                                                                         Page 10
                                                                          032901

               Ameritech will cross-connect the loop and the port to the secured frame or cabinet, and the CLEC will pay applicable recurring and non-recurring charges for the loop and the port, but there is no charge for use of the frame or cabinet and no charge for a cross connect from loop to frame/cabinet or from port to frame/cabinet).

               2.2.5.3.2
               Ameritech and CLEC shall negotiate a mutually agreeable method of wiring for cross-connects at the secured frame or cabinet. During such period of negotiation or until a mutually agreeable method of wiring is established, the CLEC may obtain from Ameritech, the combining services for Network Elements at a non-recurring charge to be set by Ameritech at any amount not to exceed (TBD) for simple business orders and (TBD) for complex business orders. This charge shall apply in addition to any other applicable recurring and non-recurring charges.

               2.2.5.3.3
               A CLEC may order multiple elements on a single local service request ("LSR") for combining at the secured frame or external cabinet, in accordance with the terms and conditions for ordering and provisioning of UNEs as set out in the Agreement.

               2.2.5.3.4
               If this option is selected as described in 2.2.5.3, Ameritech will develop performance measures related to the timeliness and accuracy of its provisioning of elements for combining at the secured frame or external cabinet, during the six-month review process as set out in the Performance Remedy Plan. These measures will be incorporated into the liquidated damages and assessments provisions of the Performance Remedy Plan.

          2.2.5.4
          Ameritech may not substitute the above described methods of combining UNEs for its own continued performance of such connections at cost based rates if the FCC or reviewing court has determined that the ILECs have an obligation to perform such connections.


     2.2.6  FOR  SERVICE  TO  RESIDENTIAL  CUSTOMERS

     Until March 28, 2004, which is a period of three years after the Commission's Order in Case No U-12320 approving the general terms of this Amendment as defined in Section 3.1 became effective, Ameritech will provide to CLEC the existing UNE-P and new UNE-P combinations as provided in this Amendment during the Term of this Amendment without change notwithstanding subsequent changes in law. Provided, however, that if a subsequent final and nonappealable judicial decision or FCC order modifies the obligations of incumbent LECs regarding combinations of network elements, including but not limited to the precise demarcation point between new and existing combinations, the parties reserve their rights to seek an appropriate modification of this Amendment and shall negotiate in good faith an appropriate modification to


                                                                  Mi2A Amendment
                                                                         Page 11
                                                                          032901

     conform this Amendment to such decision or order, subject to resolution by the Commission if the parties are unable to reach agreement. For purposes of this Section, Residential Customers shall be defined as described in M.P.S.C. No. 20R Part 2, Section 2 "Location and Use of Telephone Services." Beginning on the date that is three years after such Commission approval, the modifications set forth in paragraphs 2.2.6.1 and following may be adopted by Ameritech:

          2.2.6.1
          If the FCC or the Commission determines that a certain network element need not be provided under Section 251(c)(3) of the FTA, either statewide or in a particular location or locations, Ameritech may set the price of such network element(s) at a market level for the applicable areas. To the extent that the FCC or Commission determination eliminates the obligation to supply an element at TELRIC rates as part of a platform of unbundled network elements, i.e., a combination of elements sufficient to permit a CLEC to deliver end-to-end service to an end user customer without using CLEC equipment or facilities (other than operator services and directory assistance service that the CLEC may supply via customized routing), then, in pricing the unbundled network element platform under this provision, Ameritech shall not increase the total price of the platform by more than twenty (20) percent each year.

          2.2.6.2
          If the FCC or a court modifies or has modified the TELRIC methodology applicable to unbundled network elements, Ameritech and CLEC may renegotiate the applicable prices for unbundled network elements provided pursuant to Section 251(c)(3) of Title 47, United States Code. If the Parties are unable to reach agreement on applicable prices within 135 days of the request by either Party for such negotiations, either Party may submit remaining disputes to the Commission for arbitration. The scope of renegotiation and arbitration of prices under this section will be limited to the scope of the FCC or court modification of the TELRIC methodology to the extent that such methodology was relied upon in setting the unbundled network element rates in this Amendment, and further limited to the impact that the modification of the TELRIC methodology would have had if it had been in effect at the time the UNE prices applicable to this Amendment were established. Pending the establishment of any modified prices by Commission arbitration award or Commission approval of negotiated modifications, the prices set forth in this Amendment will apply but will be subject to true-up back to the end of the three year period described in 2.2.6 above at the request of either party and subject to the approval of the Commission.

2.3  ENHANCED  EXTENDED  LOOP  (EEL)

Consistent with Sections 2.2.5, 2.2.5.1, 2.2.5.2, and 2.2.6, 2.2.6.1 and 2.2.6.2
above:

     2.3.1
     Ameritech will combine unbundled loops with unbundled dedicated transport as described herein to provide enhanced extended loop at the recurring and nonrecurring charges applicable to each UNE requested above, with applicable recurring and


                                                                  Mi2A Amendment
                                                                         Page 12
                                                                          032901

     nonrecurring charges for cross connects, multiplexing and other options, as available, and applicable Service Order Charges. Ameritech will cross-connect unbundled 2 or 4-wire analog or 2-wire digital loops to unbundled DS1, or DS3 dedicated transport facilities for CLEC's provision of circuit switched or packet switched telephone exchange service to CLEC's own end user customers. Ameritech will also cross-connect unbundled 4-wire digital loops (DS1 loops) to unbundled DS1, or DS3 dedicated transport facilities for CLEC's provision of circuit switched telephone exchange service to CLEC's own end user customers.

     2.3.2
     The unbundled dedicated transport facility will extend from CLEC customer's Ameritech serving wire center to CLEC's collocation cage in a different
     Ameritech central office in the same LATA. CLECs must order the dedicated transport facility, with any necessary multiplexing, from CLEC's collocation cage to the wire center serving CLEC's end user customer. CLEC will order each loop as needed and provide Ameritech with the Channel Facility Assignment (CFA) to the dedicated transport. For the loop UNE, the dedicated transport UNE, the cross-connects needed to combine the two, as well as any necessary multiplexing, ordering and provisioning will be pursuant to the ordering and provisioning terms and conditions for UNEs as set out in the Agreement. For the loop UNE, the dedicated transport UNE, the cross-connects needed to combine the two, as well as any necessary multiplexing, maintenance will be pursuant to the maintenance terms and conditions for UNEs as set out in the Agreement.

     2.3.3
     Alternatively, CLEC may cross-connect unbundled loops with the unbundled dedicated transport facilities in its physical collocation space utilizing its own equipment or through the secured frame room in the central office, or if space is not available, in an external cross-connect cabinet until space becomes available in the central office. The restrictions on loop and transport facility type, and on CLEC services to be provided over the extended loop, that are contained in Section 2.3.1 and 2.3.5 regarding Ameritech-combined EELs do not apply to the combinations assembled by CLECs under this subsection 2.3.3. CLEC can access the secured frame or the external cross connect cabinet without having to collocate. If CLEC elects the secured frame or cabinet option, CLEC will provide a rolling 12 month forecast, updated every six (6) months, of its expected demand for unbundled loops to be connected with the unbundled dedicated transport facilities in each central office in which CLEC will combine outside of its existing or planned collocation arrangements. Within sixty (60) days' of receipt of CLEC's forecast for a given central office, Ameritech will construct, at cost to CLEC, a secured frame room in the central office, or, if space is not available, external cross connect cabinet until space becomes available in the central office, where CLEC may combine unbundled loops with the unbundled dedicated transport facilities. There will be an additional charge to the CLEC for Ameritech extending loop and transport elements to the secured frame or cabinet. If CLEC submits such a forecast, Ameritech will temporarily combine unbundled loops with the unbundled dedicated transport facilities until the secured frame room or external cross connect cabinet is made available to CLEC. When the secured frame room or external cross connect cabinet is made


                                                                  Mi2A Amendment
                                                                         Page 13
                                                                          032901

     available, CLEC will, within ninety (90) days after providing a forecast for a particular central office or thirty (30) days after receiving appropriate terminal assignment information to place connections on the secured frame, whichever is later, replace the temporary connections made by Ameritech, effectively half-tapping the existing temporary connections so that the temporary connection can be removed without interrupting the end user's service. When notified by CLEC that its connections are complete within the period described above, Ameritech will remove its temporary connections. If CLEC fails to notify Ameritech that it has placed its connections on the secured frame during that period, Ameritech will charge CLEC the applicable special access recurring and nonrecurring rates, in lieu of the UNE rates. Such special access charges shall be retroactive to the date Ameritech began combining the UNEs for CLEC pursuant to this paragraph. If at any time after a secured frame room or external cross connect cabinet is made available, Ameritech is unable to meet CLEC's forecasted demand for use of these arrangements due to a lack of capacity, Ameritech will again temporarily combine unbundled loops with the unbundled dedicated transport facilities as an interim arrangement for CLEC until capacity can be provided. When capacity is made available, temporary connections performed by Ameritech will be removed as described above. If a CLEC is located at an external cross connect cabinet because Ameritech ran out of space in a central office, once there is additional space available in the central office, and a CLEC requests to move to the secured frame room, there will be no charge to the CLEC for moving. Such move shall be coordinated to minimize service disruption to the customer.

     Ameritech will not disclose the forecasts provided for in this section to any persons other than Ameritech employees responsible for provisioning extended loops under the secured frame and cabinet options. Any other disclosure, and any use by Ameritech of these forecasts for marketing or business strategic purposes, is prohibited.

          2.3.3.1
          Ameritech and CLECs shall jointly establish, within 30 days from the approval of this Amendment, a detailed procedure for combining 4 wire digital loops (e.g., DS1 loops) to dedicated transport facilities (e.g., DS3 transport) where CLECs are required to combine. In the event the parties are unable to reach agreement, the Commission shall establish the procedure within sixty days.


     2.3.4
     If CLEC orders a combination of unbundled loops and transport that meet the definition of enhanced extended loop in this Amendment that are already connected at the time of the CLEC order (e.g., the elements are in an existing equivalent configuration), Ameritech will supply that combination to CLEC as a "pre-existing combination," without separating and recombining the elements, pursuant to Section 2.2.5 and other applicable provisions of this Amendment, including subsection 2.3.5 below. For the reconfiguration of qualifying special access arrangements to combined UNEs, Ameritech will apply the recurring and nonrecurring charges applicable to each UNE requested along with the appropriate Service Order Charge consistent with the terms and conditions


                                                                  Mi2A Amendment
                                                                         Page 14
                                                                          032901

     in M.P.S.C. No. 20R, Part 19, Section 19, Reconfiguration of Special Access to UNE Combinations.

     2.3.5
     The unbundled network elements that comprise the EEL in this section 2.3 shall only be provided to CLEC to the extent the EEL is used to provide a significant amount of local exchange service to a particular end user customer. This limitation is the same as the requirements set forth in the FCC's Supplemental Order Clarification in FCC CC Docket No. 96-98, FCC 00-183 (released June 2, 2000). CLEC's use of the EEL and its provision of telecommunication services is as specified, and subject to, the Telecommunications Act of 1996 ("the Act"), the rules, regulations, and orders of the FCC and the Commission, and any other applicable law.

     2.3.6
     All recurring and nonrecurring charges as defined in the attached Pricing Appendix- Combinations apply to the "new" EEL combinations provided in
     Section 2.3.1, for the particular elements requested as part of such Combination.

     2.3.7
     Ameritech will provide CLEC with electronic access for pre-ordering capabilities and service order requests for EELs.

3.0  EFFECTIVE  DATE
     ---------------

3.1
Any CLEC that wants to accept this entire Amendment, may request it in writing, after March 29, 2001, based upon and subject to the Order on Rehearing, dated March 19, 2001 issued by the Commission in Case No. U-12320 approving this
Amendment, and finding that the terms and conditions of this Amendment, when implemented meet the product offering requirements of 47 U.S.C. Section 271(c)(2)(B)(ii) for purposes of providing combinations of network elements (subject to change in law regarding combination obligations as described above in Sections 2.2.5 and 2.2.6), and conditioned upon Ameritech's actual provisioning of combinations, satisfactory OSS testing and performance measurement results. Within 5 business days of such written notification from a CLEC with an existing and effective Interconnection Agreement, Ameritech shall present the CLEC with a signed Amendment to Interconnection Agreement substantively identical to this Amendment. Within 5 business days of receipt of the Ameritech signed Amendment to Interconnection Agreement, the CLEC shall sign such Amendment to Interconnection Agreement and cause it to be filed with the Commission. The signed Amendment to Interconnection Agreement between Ameritech and the CLEC shall become effective by operation of law immediately upon filing with the Commission (the "Effective Date").

4.0  TERM  OF  AMENDMENT
     -------------------

4.1
                                                                  Mi2A Amendment
                                                                         Page 15
                                                                          032901

This Amendment will become effective as of the Effective Date stated above, and will expire on September 28, 2002, which is 18 months after MPSC approval as described in Section 3.1 above, unless the FCC approves Ameritech's application to provide in-region interLATA service in Michigan under 47 U.S.C. 271 by June 28, 2002, which is 15 months after MPSC approval, in which event the terms of this Amendment will automatically be extended until March 28, 2005, which is 4 years after MPSC approval as described in Section 3.1 above. In the event the FCC approves Ameritech's application to provide in-region interLATA service in Michigan under 47 U.S.C. 271 after June 28, 2002, but prior to March 28, 2005, Ameritech shall have the option of extending the Amendment until March 28, 2005. In such event, Ameritech will provide notice to the Commission and to CLEC, within five business days of FCC approval, of its agreement to extend the Amendment until March 28, 2005. If either party desires to negotiate a successor agreement to the Agreement, such party must provide the other party with a written request to negotiate such successor agreement (Request to Negotiate) not later than 180 days prior to the expiration of this Amendment. A Request to Negotiate does not activate the negotiation timeframe set forth in this Amendment, nor does it shorten the life of this Amendment. The noticing Party will delineate the items desired to be negotiated. Not later than 30 days from receipt of said Notice to Negotiate, the receiving Party will notify the sending Party of additional items desired to be negotiated, if any. The Parties will begin negotiations not later than 135 days prior to expiration of this Amendment. If the FCC approves Ameritech's application to provide in-region interLATA service in Michigan after June 28, 2002, and Ameritech provides notice of its agreement under this Section to extend the Amendment until March 28, 2005, CLEC may withdraw its Request to Negotiate.

4.2
The initial and extension term(s) of this Amendment will apply to the Agreement, or successor agreements. The term of this Amendment will not, however, extend the term of the Agreement or any successor agreement that has or will terminate during the initial or extension term(s) of this Amendment.

4.3
This Amendment contains a group of legitimately related provisions offered by Ameritech in the context of a Section 271 collaborative proceeding in Michigan and as such cannot be modified by incorporating, via Section 252(i) or otherwise, provisions from other interconnection agreements into this Amendment. CLECs with other agreements may incorporate this Amendment into their interconnection agreement in accordance with Section 252(i). Should CLEC opt to incorporate any provision of this Amendment into another interconnection agreement pursuant to Section 252(i) of the Act, the provision from this Amendment shall expire on the date provided in Section 4.1 above and shall not control the expiration date of the provisions of the other interconnection agreement.

5.0  MOST  FAVORED  NATIONS  -  IN  STATE  ONLY
     ------------------------------------------

5.1
The  Parties  acknowledge and agree that this Amendment is the result of a state
Section 271 collaborative process in Case No. U-12320, and the result of negotiations in that proceeding with the Commission, Ameritech and the parties to Case No. U-12320. The parties further


                                                                  Mi2A Amendment
                                                                         Page 16
                                                                          032901

acknowledge and agree that this Amendment was therefore agreed upon outside of the negotiation procedures of 47 U.S.C. Section 252(a)(1). (See SBC/Ameritech Order in CC Docket No. 98-141, FCC 99-279 at Condition 43, and Note 725). The parties further acknowledge that the terms, conditions and prices for the UNE-P and EEL combination provisions in this Amendment and in the attached Pricing Appendix-Combinations are nonseverable and "legitimately related" for purposes of Section 252(i) of Title 47, United States Code.

6.0  WAIVER
     ------

6.1
For purposes of this Section and, for the time period(s) specified in this Amendment, Ameritech agrees to waive the right to assert that it need not provide pursuant to the "necessary and impair" standards of Section 251(d)(2) of Title 47, United States Code, a network element now available under the terms of this Amendment and/or its rights with regard to the combination of any such network elements that are not already combined, and available under the terms of this Amendment. CLEC agrees that the UNE-P and EEL provisions of this Amendment are nonseverable and "legitimately related" for purposes of Section 252(i) of Title 47, United States Code. Accordingly, CLEC agrees to take the UNE-P and EEL provisions of this Amendment and the attached Pricing Appendix-Combinations in their entirety, without change, alteration or modification, waiving its rights to "pick and choose" UNE provisions from other agreements under Section 252(i) of Title 47, United States Code. This mutual waiver of rights by the Parties will constitute additional consideration for the Amendment.

6.2
By entering into this Amendment to obtain the benefits set forth herein in whole or in part, CLEC expressly waives its right to challenge the terms of this Amendment in any judicial, dispute resolution or regulatory proceeding as being inconsistent with the product offering requirements of Section 271(c)(2)(B)(ii) for purposes of providing combinations of network elements (subject to change in law regarding combination obligations as described above in Sections 2.2.5 and 2.2.6). Except that CLEC expressly reserves the right to challenge Ameritech's actual provisioning of combinations, satisfactory OSS testing and performance measurement results; and to seek clarification or interpretation of the terms of this Amendment through the dispute resolution process established by the Commission or challenge in any judicial, dispute resolution or regulatory proceeding the interpretation of this Amendment or any Amendment containing the same or substantially similar language to this Amendment; such right to challenge actual results or to seek clarification or interpretation or challenge the interpretation also includes the right to appeal the final judicial, dispute resolution or regulatory decision and to continue to pursue pending appeals. When a final decision is rendered by the appellate court, the affected contract provision shall be revised to reflect the result of such appeal. Any dispute between the Parties regarding the manner in which this Amendment should be modified to reflect the effect of the appellate court decision shall be resolved by the Commission. Notwithstanding CLEC's waiver of its right to contest this Amendment under Section 271(c)(2)(B)(ii) as described above, CLEC expressly reserves the right to pursue alternate theories regarding combinations of network elements in pending or future Section 251/252 arbitrations. Except as provided in this section, CLEC reserves the right to pursue pending appeals and to appeal any


                                                                  Mi2A Amendment
                                                                         Page 17
                                                                          032901

other state or federal regulatory decision, but, absent a stay or reversal, will comply with any such final decision. Nothing in this Amendment limits CLEC's right or ability to participate in any proceedings regarding the proper interpretation and/or application of the 1996 Telecommunications Act or the Michigan Telecommunications Act.

6.3
On January 25, 1999, the United States Supreme Court issued its opinion in AT&T Corp. v. Iowa Utilities Board, 525 U.S. 366, 119 S. Ct. 721 (1999) and on June 1, 1999, the United States Supreme Court issued its opinion in Ameritech v. FCC, No. 98-1381, 119 S Ct. 2016 (June 1, 1999). In addition, on November 5, 1999, the FCC issued its Third Report and Order and Fourth Further Notice of Proposed Rulemaking in CC Docket No. 96-98 (FCC 99-238), including the FCC's Supplemental Order issued In the Matter of the Local Competition Provisions of the Telecommunications Act of 1996, in CC Docket No. 96-98 (FCC 99-370) (rel.
November 24, 1999), portions of which become effective thirty (30) days following publication of such Order in the Federal Register (February 17, 2000) and other portions of which become effective 120 days following publication of such Order in the Federal Register (May 17, 2000). On July 18, 2000, the United States Court of Appeals issued its opinion in Iowa Util. Bd. v. FCC, 219 F.3d 744 (8th Cir. 2000) cert. granted 121 S.Ct 877-79 (2001). By executing this Amendment, neither party waives any of its rights, remedies or arguments with respect to such decisions, any remands thereof, or any federal or state proceedings related thereto, including its right to seek legal review or a stay of such decisions, or its rights under the Amendment.

7.0  MISCELLANEOUS
     -------------

7.1
The Agreement, as amended hereby, shall remain in full force and effect until terminated pursuant to its terms. This Amendment does not extend the term of the Agreement. On and from the Amendment Effective Date, reference to the Agreement in any notices, requests, orders, certificates and other documents shall be deemed to include this Amendment, whether or not reference is made to this Amendment, unless the context shall be otherwise specifically noted.

7.2
This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which when taken together shall constitute a single agreement.

7.3
This Amendment, including the attached Pricing Appendix-Combinations, constitutes the entire Amendment between the Parties and supersedes all previous proposals, both verbal and written.

7.4
The Parties acknowledge that in no event shall any rates, terms, and conditions set forth in this Amendment apply to any products or services purchased by CLEC prior to the Amendment Effective Date.


                                                                  Mi2A Amendment
                                                                         Page 18
                                                                          032901

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Talk.com  Holding,  Corp.               SBC  Telecommunications,  Inc.
                                        as  agent  for  Ameritech  Michigan


By:  /s/  George  Vinall               By:  /s/  O.R.  Stanley
Printed:  George  Vinall               Printed:  O.R.  Stanley
Title:  EVP-Business  Development      Title:  President-Industry  Markets
Date:  May  15,  2001                  Date:  May  25,  2001